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                                                                   Exhibit 10.67

                             MEADE INSTRUMENTS CORP.

                        RESTRICTED STOCK AWARD AGREEMENT

      THIS RESTRICTED STOCK AWARD AGREEMENT (this "Award Agreement") is dated as of ____________, 200___ (the "Award Date") by and between Meade Instruments Corp., a Delaware corporation (the "Corporation"), and ______________ ("Employee").

                                   WITNESSETH

      WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the Meade Instruments Corp. 1997 Stock Incentive Plan (the "Plan").

      WHEREAS, pursuant to the Plan, the Corporation hereby grants to Employee, effective as of the date hereof, a restricted stock award (the "Award"), upon the terms and conditions set forth herein and in the Plan.

      NOW THEREFORE, in consideration of services rendered and to be rendered by Employee, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

      1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

      2. GRANT. Subject to the terms of this Award Agreement, the Corporation hereby grants to Employee an Award with respect to an aggregate of ________ restricted shares of Common Stock of the Corporation (the "Restricted Stock").

      3. VESTING. Subject to Section 8 below, the Award shall vest, and restrictions (other than those set forth in the Plan) shall lapse, according to the following schedule [Insert Schedule].

      4. CONTINUANCE OF EMPLOYMENT. Subject to Section 8 below, the vesting schedule set forth above requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Award Agreement. Partial employment or service, even if substantial, during any vesting period will not entitle Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 8 below or under the Plan.

      Unless otherwise set forth in writing, nothing contained in this Award Agreement or the Plan constitutes an employment or service commitment by the Corporation, affects Employee's status as an employee at will who is subject to termination without cause, confers upon Employee any right to remain employed by or in service to the Corporation or any of its Subsidiaries, interferes in any way with the right of the Corporation or any of its Subsidiaries at any time to terminate such employment or services, or affects the right of the Corporation or any of its Subsidiaries to increase or decrease Employee's other compensation or benefits. Nothing

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                                                                   Exhibit 10.67

in this paragraph, however, is intended to adversely affect any independent contractual right of Employee without his or her consent thereto.

      5. DIVIDEND AND VOTING RIGHTS. After the Award Date, Employee shall be entitled to cash dividends and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited pursuant to Section 8 below.

      6. RESTRICTIONS ON TRANSFER. Prior to the time that they have become vested pursuant to Section 3, neither the Restricted Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 9 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Corporation, or (b) transfers by will or the laws of descent and distribution.

      7. STOCK CERTIFICATES.

            (a) Book Entry Form. The Corporation shall issue the shares of Restricted Stock subject to the Award either: (a) in certificate form as provided in Section 7(b) below; or (b) in book entry form, registered in the name of Employee with notations regarding the applicable restrictions on transfer imposed under this Award Agreement.

            (b) Certificates to be Held by Corporation; Legend. Any certificates representing shares of Restricted Stock that may be delivered to Employee by the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

      "The ownership of this certificate and the shares of stock evidenced hereby and any interest therein are subject to substantial restrictions on transfer under an Agreement entered into between the registered owner and Meade Instruments Corp. A copy of such Agreement is on file in the office of the Secretary of Meade Instruments Corp."

            (c) Delivery of Certificates upon Vesting. Promptly after the vesting of any shares of Restricted Stock pursuant to Section 3, the Corporation shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form which have vested or deliver to Employee a certificate or certificates evidencing the number of shares of Restricted Stock which have vested. Employee (or the beneficiary or personal representative of Employee in the event of Employee's death or disability, as the case may be) shall deliver to the Corporation any representations or other documents or assurances required pursuant to the Plan. The shares so delivered shall no longer be restricted shares hereunder.

            (d) Stock Power; Power of Attorney. Concurrently with the execution and delivery of this Award Agreement, Employee shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to such shares. Employee, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this

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                                                                   Exhibit 10.67

Award Agreement, the Corporation and each of its authorized representatives as Employee's attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Award Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

      8. EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICES. Subject to earlier vesting as provided in the Plan, Section 9 hereof, or in the event of a Change in Control (as discussed below), if Employee ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary, Employee's shares of Restricted Stock (and related Restricted Property as defined in Section 9 hereof) shall be forfeited to the Corporation to the extent such shares have not become vested pursuant to Section 3 upon the date Employee's employment or services terminate. Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, such unvested, forfeited shares and related Restricted Property shall be automatically transferred to the Corporation, without any other action by Employee (or Employee's beneficiary or personal representative in the event of Employee's death or disability, as applicable) and the Corporation shall refund the Purchase Price (if any) for such forfeited shares to Employee (or Employee's beneficiary or personal representative in the event of Employee's death or disability, as applicable). No additional consideration shall be paid by the Corporation with respect to such transfer. No interest shall be credited with respect to nor shall any other adjustments be made to the Purchase Price for fluctuations in the fair market value of the Common Stock either before or after the transfer date (except for customary adjustments to reflect stock splits, reverse stock splits, and stock dividends). The Corporation may exercise its powers under Section 7(d) hereof and take any other action necessary or advisable to evidence such transfer. Employee (or Employee's beneficiary or personal representative in the event of Employee's death or disability, as applicable) shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares and related Restricted Property to the Corporation.

      9. ADJUSTMENTS UPON SPECIFIED EVENTS. Upon the occurrence of certain events relating to the Corporation's stock contemplated by the Plan, the Committee shall make adjustments if appropriate in the number and kind of securities that may become vested under the Award. If any adjustment shall be made under the Plan or an event described in the Plan shall occur and the shares of Restricted Stock are not fully vested upon such event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration or other securities (the "Restricted Property" and, for the purposes of this Award Agreement, "Restricted Stock" shall include "Restricted Property", unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding.

      10. TAX WITHHOLDING. The Corporation (or any of its Subsidiaries last employing Employee) shall be entitled to require a cash payment by or on behalf of Employee and/or to deduct from other compensation payable to Employee any sums required by federal, state or local tax law to be withheld with respect to the vesting of any Restricted Stock. Alternatively, Employee or other person in whom the Restricted Stock vests may irrevocably elect, in such

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                                                                   Exhibit 10.67

manner and at such time or times prior to any applicable tax date as may be permitted or required under the Plan and rules established by the Committee, to have the Corporation withhold and reacquire shares of Restricted Stock at their fair market value at the time of vesting to satisfy any withholding obligations of the Corporation or its Subsidiaries with respect to such vesting. Any election to have shares so held back and reacquired shall be subject to such rules and procedures, which may include prior approval of the Committee, as the Committee may impose, and shall not be available if Employee makes or has made an election pursuant to Section 83(b) of the Code with respect to such Award.

      11. NOTICES. Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to Employee at Employee's last address reflected on the Corporation's payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 11.

      12. PLAN. The Award and all rights of Employee under this Award Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by reference. Employee agrees to be bound by the terms of the Plan and this Award Agreement. Employee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Award Agreement. Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not (and shall not be deemed to) create any rights in Employee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

      13. ENTIRE AGREEMENT. This Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Award Agreement may be amended pursuant to the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of Employee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

      14. COUNTERPARTS. This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      15. SECTION HEADINGS. The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

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                                                                   Exhibit 10.67

      16. GOVERNING LAW. This Award Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to conflict of law principles thereunder.

      IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand as of the date and year first above written.

                                          MEADE INSTRUMENTS CORP.,
                                          A DELAWARE CORPORATION

                                          By:____________________________

                                          Print Name:____________________

                                          Its:___________________________

                                          EMPLOYEE

                                          _______________________________
                                          Signature
                                          _______________________________
                                          Print Name

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                                                                   Exhibit 10.67

                                CONSENT OF SPOUSE

      In consideration of the execution of the foregoing Restricted Stock Award Agreement by Meade Instruments Corp., I, _____________________________, the spouse of Employee therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated:   _____________, 200___

                                                 _______________________________
                                                 Signature of Spouse

                                                 _______________________________
                                                 Print Name

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                                                                   Exhibit 10.67
                                                                       EXHIBIT A

                                  STOCK POWER

      FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between Meade Instruments Corp., a Delaware corporation (the "Corporation"), and the employee named below ("Employee") dated as of _____________, 200___, Employee, hereby sells, assigns and transfers to the Corporation, an aggregate ________ shares of Common Stock of the Corporation, standing in Employee's name on the books of the Corporation and represented by stock certificate number(s)_______________________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints ______________________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated _____________, ________

                                                        ________________________
                                                        Signature
                                                        ________________________
                                                        Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Restricted Stock Award Agreement without requiring additional signatures on the part of Employee.)